Exhibit 99.2

Alleghany

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

Three Months Ended

and

Nine Months Ended

September 30, 2013

(Unaudited)

Investor Contact:		This report is for informational purposes only. It should be read in conjunction with documents filed by Alleghany Corporation with the U.S. Securities and Exchange Commission, including the company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Jeff Majtyka/Mike Smargiassi
Brainerd Communicators, Inc.
Phone:	212-986-6667

Definitions

References in this financial supplement for the quarter ended September 30, 2013 (the “Financial Supplement”) to the “Company,” “Alleghany,” “we,” “us,” and “our” refer to Alleghany Corporation and its consolidated subsidiaries unless the context otherwise requires. In addition, unless the context otherwise requires, references to

•	“TransRe” are to our reinsurance holding company subsidiary Transatlantic Holdings, Inc. and its subsidiaries,

•	“AIHL” are to our insurance holding company subsidiary Alleghany Insurance Holdings LLC,

•	“RSUI” are to our subsidiary RSUI Group, Inc. and its subsidiaries,

•	“CATA” are to our subsidiary Capitol Transamerica Corporation and its subsidiaries, and also include the operations and results of Platte River Insurance Company, and

•	“PCC” are to our subsidiary Pacific Compensation Corporation and its subsidiaries.

Forward-Looking Statements

This Financial Supplement may contain disclosures which are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements are based upon Alleghany’s current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and Alleghany’s future financial condition and results. These statements are not guarantees of future performance, and Alleghany has no specific intention to update these statements. The uncertainties and risks include, but are not limited to,

•	significant weather-related or other natural or man-made catastrophes and disasters;

•	the cyclical nature of the property and casualty reinsurance and insurance industries;

•	changes in market prices of Alleghany’s significant equity investments and changes in value of its debt securities portfolio;

•	adverse loss development for events insured by Alleghany’s reinsurance and insurance operating units in either the current year or prior years;

•	the long-tail and potentially volatile nature of certain casualty lines of business written by Alleghany’s reinsurance and insurance operating units;

•	the cost and availability of reinsurance;

•	exposure to terrorist acts and acts of war;

•	the willingness and ability of Alleghany’s reinsurance and insurance operating units’ reinsurers to pay reinsurance recoverables owed to its reinsurance and insurance operating units;

•	changes in the ratings assigned to Alleghany’s reinsurance and insurance operating units;

•	claims development and the process of estimating reserves;

•	legal, political, judicial and regulatory changes, including the federal financial regulatory reform of the insurance industry by the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•	the uncertain nature of damage theories and loss amounts;

•	the reliance by Alleghany’s reinsurance operating units on a limited number of brokers;

•	increases in the levels of risk retention by Alleghany’s reinsurance and insurance operating units;

•	the loss of key personnel of Alleghany’s reinsurance and insurance operating units;

•	fluctuation in foreign currency exchange rates;

•	the failure to comply with the restrictive covenants contained in the agreements governing its indebtedness;

•	the ability to make payments on, or repay or refinance, its debt; and

•	risks inherent in international operations.

Additional risks and uncertainties include general economic and political conditions, including the effects of a prolonged U.S. or global economic downturn or recession; changes in costs; variations in political, economic or other factors; risks relating to conducting operations in a competitive environment; effects of acquisition and disposition activities, inflation rates, or recessionary or expansive trends; changes in interest rates; extended labor disruptions, civil unrest, or other external factors over which Alleghany has no control; and changes in Alleghany’s plans, strategies, objectives, expectations, or intentions, which may happen at any time at its discretion. As a consequence, current plans, anticipated actions, and future financial condition and results may differ from those expressed in any forward-looking statements made by Alleghany or on its behalf.

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLEGHANY CORPORATION AND SUBSIDIARIES

BASIS OF PRESENTATION

Presentation

All financial information contained herein is unaudited. Certain amounts may not reconcile exactly due to rounding differences. Unless otherwise noted, all data is in millions of U.S. dollars, except for share, per share, percentage and ratio information.

ALLEGHANY CORPORATION AND SUBSIDIARIES

HISTORICAL FINANCIAL SUMMARY*

(in millions, except per share data)

	As of and for the Year Ended December 31,											As of and for the Nine Months Ended
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	September 30, 2013
Cash and invested assets	$1,332.1	$1,879.6	$2,415.4	$2,867.6	$3,699.4	$4,308.9	$4,294.3	$4,447.2	$4,881.9	$4,911.6	$18,976.4	$19,212.0
Net loss & LAE reserves	113.3	276.0	639.0	952.9	1,127.5	1,412.9	1,570.3	1,573.3	1,481.3	1,481.2	10,933.9	10,719.8
Preferred stock and debt	96.0	88.0	80.0	80.0	379.5	299.5	299.4	—	298.9	299.0	1,811.5	1,798.7
Common Stockholders’ Equity (“CSE”) attributable to Alleghany stockholders	1,412.9	1,599.6	1,799.5	1,894.4	2,146.4	2,484.8	2,347.3	2,717.5	2,908.9	2,925.7	6,403.8	6,716.5
Common shares outstanding	8.68	8.78	8.82	8.90	8.79	8.83	8.78	9.22	8.94	8.55	16.89	16.77

Net invested assets per share	$142.39	$204.04	$264.86	$313.14	$377.79	$453.98	$455.05	$482.43	$512.53	$539.38	$1,016.24	$1,038.59
% increase (decrease)	–1.1%	43.3%	29.8%	18.2%	20.6%	20.2%	0.2%	6.0%	6.2%	5.2%	88.4%	2.2%

Book value per common share	$162.75	$182.18	$204.08	$212.80	$244.25	$281.35	$267.37	$294.80	$325.31	$342.12	$379.13	$400.60
% increase (decrease)	–1.7%	11.9%	12.0%	4.3%	14.8%	15.2%	–5.0%	10.3%	10.4%	5.2%	10.8%	5.7%

Net premiums written	$131.5	$764.3	$786.7	$802.7	$916.2	$962.5	$898.2	$830.8	$736.2	$774.7	$3,723.9	$3,285.9
Change in unearned premiums	(5.9)	(337.5)	(27.4)	16.8	(38.4)	11.8	50.5	14.2	31.9	(27.1)	9.1	(102.7)

Net premiums earned	$125.6	$426.8	$759.3	$819.5	$877.8	$974.3	$948.7	$845.0	$768.1	$747.6	$3,733.0	$3,183.2

Underwriting profit (loss)	$(20.2)	$70.3	$74.3	$(117.4)	$252.0	$268.1	$92.1	$129.2	$130.9	$49.5	$220.3	$322.0

Net investment income	53.1	55.9	62.3	78.1	127.9	146.1	130.2	101.9	125.0	108.9	313.0	334.5
Net realized capital gains, net of OTTI	36.4	151.8	86.9	148.6	28.2	92.8	(92.2)	234.5	85.0	123.5	155.0	53.7

Total investment results	$89.5	$207.7	$149.2	$226.7	$156.1	$238.9	$38.0	$336.4	$210.0	$232.4	$468.0	$388.2

Net earnings attributable to Alleghany stockholders	54.8	164.7	117.7	52.3	238.9	281.8	130.8	264.8	198.5	143.3	702.2	423.2
Other changes in CSE	(68.0)	22.0	82.1	42.6	13.2	56.6	(268.4)	105.5	(7.2)	(126.5)	2,775.9	(110.5)

Increase (Decrease) in CSE	$(13.2)	$186.7	$199.8	$94.9	$252.1	$338.4	$(137.6)	$370.3	$191.3	$16.8	$3,478.1	$312.7

Combined Ratio	116.1%	83.5%	90.2%	114.3%	71.3%	72.5%	90.3%	84.7%	83.0%	93.4%	94.1%	89.9%

*	Amounts have been adjusted for subsequent common stock dividends. The historical results of all subsidiaries that have been sold are reclassified as discontinued operations.

ALLEGHANY CORPORATION & SUBSIDIARIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share and per share data)

		As of	As of
		September 30, 2013	December 31, 2012	Change

HIGHLIGHTS	Total investments and cash	$19,212.0	$18,976.4	1.2%
	Total assets	23,241.8	22,808.0	1.9%
	Total stockholders’ equity attributable to Alleghany stockholders	6,716.5	6,403.8	4.9%

	Book value per share	$400.60	$379.13	5.7%

		Three Months Ended September 30,
		2013	2012	Change

	Gross premiums written	$1,174.1	$1,176.4	(0.2%)
	Net premiums written	1,033.4	1,042.5	(0.9%)
	Net premiums earned	1,039.9	1,092.8	(4.8%)
	Net investment income	115.3	90.5	27.4%
	Net earnings attributable to Alleghany stockholders	113.2	125.4	(9.7%)
	Operating income	101.6	165.0	(38.4%)

PER SHARE AND SHARE DATA	Weighted average common shares outstanding:
	Basic	16,766,192	16,931,811	(1.0%)
	Diluted	16,766,192	16,931,811	(1.0%)

	Earnings per share attributable to Alleghany stockholders:
	Basic	$6.75	$7.41	(8.8%)
	Diluted	$6.75	$7.41	(8.9%)

	Operating earnings per share data:
	Basic	$6.06	$9.74	(37.8%)
	Diluted	$6.06	$9.74	(37.8%)

FINANCIAL RATIOS	Annualized return on average stockholders’ equity	6.9%	7.8%

	Loss and loss expense ratio	62.0%	61.6%	0.4
	Expense ratio	32.1%	23.2%	8.9

	Combined ratio	94.1%	84.8%	9.3

ALLEGHANY CORPORATION & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS - CONSECUTIVE QUARTERS

(in millions, except per share data)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Revenues
Net premiums earned	$1,039.9	$1,068.3	$1,075.0	$1,110.1	$1,092.8	$1,095.9	$434.2
Net investment income	115.3	100.4	118.8	78.4	90.5	90.9	53.2
Net realized investment gains	17.8	27.0	50.9	38.0	12.4	39.4	68.0
Other than temporary impairment losses	(0.7)	(8.9)	(32.3)	—	—	(1.1)	(1.8)
Gain on bargain purchase	—	—	—	—	—	—	494.9
Other income	17.2	9.4	11.2	13.9	33.8	9.3	0.3

Total revenues	1,189.5	1,196.2	1,223.6	1,240.4	1,229.5	1,234.4	1,048.8

Costs and Expenses
Net loss and loss expenses incurred	644.5	650.5	567.4	1,042.4	673.0	680.9	233.9
Commissions, brokerage and other underwriting expenses	333.6	339.0	326.2	289.7	253.8	239.1	99.9
Other operating expenses	39.0	27.2	30.8	25.8	47.4	34.8	15.7
Corporate administration	3.7	9.9	12.4	8.1	9.3	11.1	47.3
Amortization of intangible assets	(0.8)	0.8	11.6	39.9	73.3	108.1	31.9
Interest expense	21.5	21.8	21.8	21.8	21.8	15.8	9.1

Total costs and expenses	1,041.5	1,049.2	970.2	1,427.7	1,078.6	1,089.8	437.8

Earnings (losses) before income taxes(1)	148.0	147.0	253.4	(187.3)	150.9	144.6	611.0
Income taxes	34.6	33.3	57.1	(94.7)	25.5	35.3	50.9

Net earnings (losses)	113.4	113.7	196.3	(92.6)	125.4	109.3	560.1
Net earnings attributable to noncontrolling interest	0.2	—	—	—	—	—	—

Net earnings (losses) attributable to Alleghany stockholders	$113.2	$113.7	$196.3	$(92.6)	$125.4	$109.3	$560.1

Basic earnings per share attributable to Alleghany stockholders	$6.75	$6.78	$11.67	$(5.47)	$7.41	$6.46	$51.17
Diluted earnings per share attributable to Alleghany stockholders	6.75	6.78	11.67	(5.47)	7.41	6.45	51.06

SUPPLEMENTAL INFORMATION:

Premiums written:
Gross premiums written	$1,174.1	$1,340.5	$1,237.5	$1,144.1	$1,176.4	$1,369.0	$533.4
Net premiums written	1,033.4	1,158.5	1,093.9	1,023.6	1,042.5	1,223.7	434.2

Net loss and loss expenses incurred:
Current year	692.3	713.2	638.3	1,047.9	679.1	666.2	249.3
Prior years	(47.8)	(62.7)	(70.9)	(5.5)	(6.1)	14.7	(15.4)

	$644.5	$650.5	$567.4	$1,042.4	$673.0	$680.9	$233.9

Loss and loss expense ratio	62.0%	60.9%	52.8%	93.9%	61.6%	62.1%	53.9%
Expense ratio	32.1%	31.7%	30.3%	26.1%	23.2%	21.8%	23.0%

Combined ratio	94.1%	92.6%	83.1%	120.0%	84.8%	83.9%	76.9%

(1)	Merger-related items associated with the merger with TransRe include a gain on bargain purchase, amortization of intangible assets and transaction costs. Pre-tax earnings for the 2013 third quarter before merger-related items, were $147.2 million, compared with pre-tax earnings, before merger-related items, of $224.2 million for the 2012 third quarter. Refer to our earnings release for the 2013 third quarter issued on November 4, 2013 (the “Earnings Release”) for further detail.

ALLEGHANY CORPORATION & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS - YEAR TO DATE

(in millions, except per share data)

	Nine Months Ended
	September 30, 2013	September 30, 2012
Revenues
Net premiums earned	$3,183.2	$2,622.9
Net investment income	334.5	234.6
Net realized investment gains	95.6	119.8
Other than temporary impairment losses	(41.9)	(2.9)
Gain on bargain purchase	—	494.9
Other income	37.8	43.4

Total revenues	3,609.2	3,512.7

Costs and Expenses
Net loss and loss expenses incurred	1,862.4	1,587.8
Commissions, brokerage and other underwriting expenses	998.8	592.8
Other operating expenses	97.0	97.9
Corporate administration	26.0	67.7
Amortization of intangible assets	11.6	213.4
Interest expense	65.0	46.5

Total costs and expenses	3,060.8	2,606.1

Earnings before income taxes(1)	548.4	906.6
Income taxes	125.0	111.7

Net earnings	423.4	794.9
Net earnings attributable to noncontrolling interest	0.2	—

Net earnings (losses) attributable to Alleghany stockholders	$423.2	$794.9

Basic earnings per share attributable to Alleghany stockholders	$25.20	$53.19
Diluted earnings per share attributable to Alleghany stockholders	25.20	53.14

SUPPLEMENTAL INFORMATION:

Premiums written:
Gross premiums written	$3,752.1	$3,078.8
Net premiums written	3,285.9	2,700.4

Net loss and loss expenses incurred:
Current year	2,043.8	1,594.6
Prior years	(181.4)	(6.8)

	$1,862.4	$1,587.8

Loss and loss expense ratio	58.5%	60.5%
Expense ratio	31.4%	22.6%

Combined ratio	89.9%	83.1%

(1)	Merger-related items associated with the merger with TransRe include a gain on bargain purchase, amortization of intangible assets and transaction costs. Pre-tax earnings for the first nine months of 2013, before merger-related items, were $560.0 million, compared with pre-tax earnings, before merger-related items, of $658.9 million for the first nine months of 2012. Refer to our Earnings Release for further detail.

ALLEGHANY CORPORATION AND SUBSIDIARIES

PREMIUMS WRITTEN

(in millions)

	For the Three Months Ended September 30,
	Gross Premiums Written				Net Premiums Written
	2013	2012	Change	% Change	2013	2012	Change	% Change

Reinsurance segment:

Property	$288.7	$281.9	$6.8	2.4%	$248.6	$248.0	$0.6	0.2%
Casualty and Other	550.1	604.6	(54.5)	–9.0%	541.5	594.9	(53.4)	–9.0%

	838.8	886.5	(47.7)	–5.4%	790.1	842.9	(52.8)	–6.3%

Insurance segment:

RSUI	281.0	248.9	32.1	12.9%	185.9	155.1	30.8	19.9%
CATA	49.0	40.6	8.4	20.7%	46.3	38.4	7.9	20.6%
PCC	11.5	6.3	5.2	82.5%	11.1	6.1	5.0	82.0%

	341.5	295.8	45.7	15.4%	243.3	199.6	43.7	21.9%

Intercompany elimination	(6.2)	(5.9)	(0.3)	5.1%	—	—	—

Total	$1,174.1	$1,176.4	$(2.3)	–0.2%	$1,033.4	$1,042.5	$(9.1)	–0.9%

	For the Nine Months Ended September 30,
	Gross Premiums Written				Net Premiums Written
	2013	2012	Change	% Change	2013	2012	Change	% Change

Reinsurance segment:

Property	$873.3	$660.8	$212.5	32.2%	$756.3	$608.6	$147.7	24.3%
Casualty and Other	1,769.6	1,436.1	333.5	23.2%	1,743.1	1,413.5	329.6	23.3%

	2,642.9	2,096.9	546.0	26.0%	2,499.4	2,022.1	477.3	23.6%

Insurance segment:

RSUI	962.1	861.4	100.7	11.7%	630.8	551.7	79.1	14.3%
CATA	134.6	120.8	13.8	11.4%	126.4	114.1	12.3	10.8%
PCC	30.0	12.6	17.4	138.1%	29.3	12.5	16.8	134.4%

	1,126.7	994.8	131.9	13.3%	786.5	678.3	108.2	16.0%

Intercompany elimination	(17.5)	(12.9)	(4.6)	35.7%	—	—	—

Total	$3,752.1	$3,078.8	$673.3	21.9%	$3,285.9	$2,700.4	$585.5	21.7%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - CURRENT QUARTER

For the Three Months Ended September 30, 2013

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CATA	PCC	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$288.7	$550.1	$838.8	$281.0	$49.0	$11.5	$341.5	$1,180.3	$(6.2)	$1,174.1
Net	248.6	541.5	790.1	185.9	46.3	11.1	243.3	1,033.4	—	1,033.4

Net premiums earned	$246.1	$546.7	$792.8	$197.2	$39.9	$10.0	$247.1	$1,039.9	$—	$1,039.9

Net loss and LAE:
Current year	130.9	420.8	551.7	112.7	19.9	8.0	140.6	692.3	—	692.3
Prior years	(53.1)	(11.7)	(64.8)	8.9	1.6	6.5	17.0	(47.8)	—	(47.8)

	77.8	409.1	486.9	121.6	21.5	14.5	157.6	644.5	—	644.5
Commissions, brokerage and other underwriting expenses	82.3	167.6	249.9	55.4	20.0	8.3	83.7	333.6	—	333.6

Underwriting profit (loss)	$86.0	$(30.0)	$56.0	$20.2	$(1.6)	$(12.8)	$5.8	61.8	—	61.8

Net investment income								106.1	9.2	115.3
Net realized capital gains								30.8	(13.0)	17.8
OTTI losses								(0.7)	—	(0.7)
Gain on bargain purchase								—	—	—
Other income								2.1	15.1	17.2
Other operating expenses								19.0	20.0	39.0
Corporate administration								—	3.7	3.7
Amortization of intangible assets								(0.8)	—	(0.8)
Interest expense								12.4	9.1	21.5

Earnings before income taxes								$169.5	$(21.5)	$148.0

Ratios:
Net loss and LAE
Current year	53.2%	77.0%	69.6%	57.2%	49.7%	80.5%	56.9%	66.6%
Prior years	–21.6%	–2.2%	–8.2%	4.5%	4.0%	65.0%	6.9%	–4.6%

	31.6%	74.8%	61.4%	61.7%	53.7%	145.5%	63.8%	62.0%
Expense	33.4%	30.7%	31.5%	28.1%	50.2%	82.9%	33.9%	32.1%

Combined	65.0%	105.5%	92.9%	89.8%	103.9%	228.4%	97.7%	94.1%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - PRIOR YEAR QUARTER

For the Three Months Ended September 30, 2012

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CATA	PCC	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$281.9	$604.6	$886.5	$248.9	$40.6	$6.3	$295.8	$1,182.3	$(5.9)	$1,176.4
Net	248.0	594.9	842.9	155.1	38.4	6.1	199.6	1,042.5	—	1,042.5

Net premiums earned	$264.7	$616.4	$881.1	$169.8	$37.0	$4.9	$211.7	$1,092.8	$—	$1,092.8

Net loss and LAE:
Current year	103.7	458.8	562.5	93.7	18.9	4.0	116.6	679.1	—	679.1
Prior years	—	—	—	(10.8)	4.2	0.5	(6.1)	(6.1)	—	(6.1)

	103.7	458.8	562.5	82.9	23.1	4.5	110.5	673.0	—	673.0
Commissions, brokerage and other underwriting expenses	55.4	125.7	181.1	46.1	19.7	6.9	72.7	253.8	—	253.8

Underwriting profit (loss)	$105.6	$31.9	$137.5	$40.8	$(5.8)	$(6.5)	$28.5	166.0	—	166.0

Net investment income								90.1	0.4	90.5
Net realized capital gains								12.4	—	12.4
OTTI losses								—	—	—
Gain on bargain purchase								—	—	—
Other income								24.2	9.6	33.8
Other operating expenses								36.3	11.1	47.4
Corporate administration								—	9.3	9.3
Amortization of intangible assets								73.3	—	73.3
Interest expense								12.5	9.3	21.8

Earnings before income taxes								$170.6	$(19.7)	$150.9

Ratios:
Net loss and LAE
Current year	39.2%	74.4%	63.8%	55.3%	51.0%	80.5%	55.1%	62.1%
Prior years	0.0%	0.0%	0.0%	–6.4%	11.3%	10.2%	–2.9%	–0.5%

	39.2%	74.4%	63.8%	48.9%	62.3%	90.7%	52.2%	61.6%
Expense	20.9%	20.4%	20.6%	27.1%	53.3%	141.0%	34.3%	23.2%

Combined	60.1%	94.8%	84.4%	76.0%	115.6%	231.7%	86.5%	84.8%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - CURRENT YEAR TO DATE

For the Nine Months Ended September 30, 2013

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CATA	PCC	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$873.3	$1,769.6	$2,642.9	$962.1	$134.6	$30.0	$1,126.7	$3,769.6	$(17.5)	$3,752.1
Net	756.3	1,743.1	2,499.4	630.8	126.4	29.3	786.5	3,285.9	—	3,285.9

Net premiums earned	$748.1	$1,733.3	$2,481.4	$560.3	$114.4	$27.1	$701.8	$3,183.2	$—	$3,183.2

Net loss and LAE:
Current year	364.8	1,285.2	1,650.0	316.8	55.3	21.7	393.8	2,043.8	—	2,043.8
Prior years	(132.4)	(44.3)	(176.7)	(14.6)	1.9	8.0	(4.7)	(181.4)	—	(181.4)

	232.4	1,240.9	1,473.3	302.2	57.2	29.7	389.1	1,862.4	—	1,862.4
Commissions, brokerage and other underwriting expenses	220.7	539.5	760.2	155.1	60.9	22.6	238.6	998.8	—	998.8

Underwriting profit (loss)	$295.0	$(47.1)	$247.9	$103.0	$(3.7)	$(25.2)	$74.1	322.0	—	322.0

Net investment income								295.5	39.0	334.5
Net realized capital gains								109.5	(13.9)	95.6
OTTI losses								(41.9)	—	(41.9)
Gain on bargain purchase								—	—	—
Other income								3.9	33.9	37.8
Other operating expenses								57.0	40.0	97.0
Corporate administration								—	26.0	26.0
Amortization of intangible assets								11.6	—	11.6
Interest expense								37.1	27.9	65.0

Earnings before income taxes								$583.3	$(34.9)	$548.4

Ratios:
Net loss and LAE
Current year	48.8%	74.1%	66.5%	56.5%	48.3%	80.1%	56.1%	64.2%
Prior years	–17.7%	–2.5%	–7.1%	–2.6%	1.7%	29.5%	–0.7%	–5.7%

	31.1%	71.6%	59.4%	53.9%	50.0%	109.6%	55.4%	58.5%
Expense	29.5%	31.1%	30.6%	27.7%	53.2%	83.4%	34.0%	31.4%

Combined	60.6%	102.7%	90.0%	81.6%	103.2%	193.0%	89.4%	89.9%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - PRIOR YEAR TO DATE

For the Nine Months Ended September 30, 2012

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CATA	PCC	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$660.8	$1,436.1	$2,096.9	$861.4	$120.8	$12.6	$994.8	$3,091.7	$(12.9)	$3,078.8
Net	608.6	1,413.5	2,022.1	551.7	114.1	12.5	678.3	2,700.4	—	2,700.4

Net premiums earned	$603.6	$1,413.9	$2,017.5	$487.6	$107.3	$10.5	$605.4	$2,622.9	$—	$2,622.9

Net loss and LAE:
Current year	215.5	1,055.5	1,271.0	262.6	52.9	8.1	323.6	1,594.6	—	1,594.6
Prior years	—	—	—	(22.8)	14.1	1.9	(6.8)	(6.8)	—	(6.8)

	215.5	1,055.5	1,271.0	239.8	67.0	10.0	316.8	1,587.8	—	1,587.8
Commissions, brokerage and other underwriting expenses	121.1	256.2	377.3	136.7	58.5	20.3	215.5	592.8	—	592.8

Underwriting profit (loss)	$267.0	$102.2	$369.2	$111.1	$(18.2)	$(19.8)	$73.1	442.3	—	442.3

Net investment income								226.0	8.6	234.6
Net realized capital gains								81.2	38.6	119.8
OTTI losses								(2.9)	—	(2.9)
Gain on bargain purchase								—	494.9	494.9
Other income								25.2	18.2	43.4
Other operating expenses								73.9	24.0	97.9
Corporate administration								—	67.7	67.7
Amortization of intangible assets								213.4	—	213.4
Interest expense								28.2	18.3	46.5

Earnings before income taxes								$456.3	$450.3	$906.6

Ratios:
Net loss and LAE
Current year	35.7%	74.7%	63.0%	53.9%	49.3%	77.1%	53.5%	60.8%
Prior years	0.0%	0.0%	0.0%	–4.7%	13.2%	18.2%	–1.2%	–0.3%

	35.7%	74.7%	63.0%	49.2%	62.5%	95.3%	52.3%	60.5%
Expense	20.1%	18.1%	18.7%	28.0%	54.5%	193.3%	35.6%	22.6%

Combined	55.8%	92.8%	81.7%	77.2%	117.0%	288.6%	87.9%	83.1%

ALLEGHANY CORPORATION & SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2013	December 31, 2012
	(in thousands, except share amounts)
Assets
Investments:
Available-for-sale securities at fair value:
Equity securities	$2,035,188	$1,424,014
Debt securities	15,041,110	15,999,538
Short-term investments	949,280	366,044

	18,025,578	17,789,596
Other invested assets	771,695	537,350

Total investments	18,797,273	18,326,946
Cash	414,682	649,524
Reinsurance recoverables	1,376,114	1,348,599
Goodwill and intangible assets	225,555	212,220
All other assets	2,428,127	2,270,678

Total assets	$23,241,751	$22,807,967

Liabilities and Stockholders’ Equity
Loss and loss adjustment expenses	$12,030,252	$12,239,766
Unearned premiums	1,829,985	1,705,342
Senior Notes	1,798,709	1,811,483
All other liabilities	843,234	647,589

Total liabilities	16,502,180	16,404,180

Total stockholders’ equity attributable to Alleghany stockholders	6,716,534	6,403,787
Noncontrolling interest	23,037	—

Total stockholders’ equity	6,739,571	6,403,787

Total liabilities and stockholders’ equity	$23,241,751	$22,807,967

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

(dollars in millions)

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012

CARRYING VALUE

Equity securities	$2,035.2	10.8%	$1,827.5	10.0%	$2,004.9	10.8%	$1,424.0	7.8%	$1,504.6	8.2%	$1,047.1	5.8%	$773.9	4.4%
Debt securities	15,041.1	80.0%	14,944.1	81.7%	15,110.5	81.6%	15,999.5	87.3%	16,336.5	88.5%	15,596.8	86.2%	15,733.9	89.8%
Short term investments	949.3	5.1%	884.4	4.8%	757.1	4.1%	366.0	2.0%	235.1	1.2%	1,023.1	5.6%	571.7	3.3%
Other invested assets	771.7	4.1%	645.9	3.5%	643.1	3.5%	537.4	2.9%	383.7	2.1%	433.9	2.4%	434.9	2.5%

Total	$18,797.3	100.0%	$18,301.9	100.0%	$18,515.6	100.0%	$18,326.9	100.0%	$18,459.9	100.0%	$18,100.9	100.0%	$17,514.4	100.0%

INVESTMENT ALLOCATION BY CARRYING VALUE

Equity securities:
Common stock	$2,035.2	10.8%	$1,827.5	10.0%	$2,004.9	10.8%	$1,424.0	7.8%	$1,504.6	8.2%	$1,047.1	5.8%	$773.9	4.4%
Preferred stock	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

	2,035.2	10.8%	1,827.5	10.0%	2,004.9	10.8%	1,424.0	7.8%	1,504.6	8.2%	1,047.1	5.8%	773.9	4.4%

Debt securities:
U.S. government obligations	1,000.5	5.3%	441.9	2.4%	522.1	2.8%	522.9	2.9%	486.2	2.6%	528.6	2.9%	545.8	3.1%
Municipal bonds	5,974.9	31.8%	6,364.2	34.8%	6,321.8	34.1%	6,304.1	34.4%	6,563.9	35.6%	6,602.3	36.5%	6,774.2	38.7%
Foreign government obligations	1,062.8	5.7%	836.6	4.6%	821.1	4.4%	816.0	4.5%	838.4	4.5%	824.2	4.6%	869.7	5.0%
U.S. corporate bonds	2,173.5	11.6%	2,691.1	14.7%	2,842.5	15.4%	3,515.7	19.2%	3,516.8	19.1%	3,040.9	16.8%	2,944.5	16.8%
Foreign corporate bonds	1,777.3	9.5%	1,886.2	10.3%	1,950.1	10.6%	2,198.5	12.0%	2,203.7	11.9%	1,944.9	10.7%	2,076.6	11.9%
Mortgage and asset-backed securities:
Residential mortgage-backed securities (“RMBS”)	1,591.7	8.5%	1,458.7	8.0%	1,611.2	8.7%	1,662.5	9.1%	1,975.9	10.7%	1,978.7	10.9%	1,823.7	10.4%
Commercial mortgage-backed securities (“CMBS”)	858.5	4.6%	829.8	4.5%	627.6	3.3%	510.1	2.8%	493.9	2.7%	427.8	2.4%	394.1	2.3%
Asset-backed securities	601.9	3.2%	435.6	2.4%	414.1	2.1%	469.7	2.6%	257.7	1.4%	249.4	1.4%	305.3	1.7%

	15,041.1	80.0%	14,944.1	81.7%	15,110.5	81.6%	15,999.5	87.3%	16,336.5	88.5%	15,596.8	86.2%	15,733.9	89.8%

Short term investments	949.3	5.1%	884.4	4.8%	757.1	4.1%	366.0	2.0%	235.1	1.2%	1,023.1	5.6%	571.7	3.3%

Other invested assets:
Equity method investments	219.1	1.2%	218.2	1.2%	213.6	1.2%	191.9	1.0%	195.7	1.1%	196.6	1.1%	201.1	1.1%
Partnership investments	268.7	1.4%	288.6	1.6%	291.4	1.6%	311.9	1.7%	155.5	0.8%	206.7	1.1%	205.8	1.2%
Other	283.9	1.5%	139.1	0.8%	138.1	0.7%	33.6	0.2%	32.5	0.2%	30.6	0.2%	28.0	0.2%

	771.7	4.1%	645.9	3.5%	643.1	3.5%	537.4	2.9%	383.7	2.1%	433.9	2.4%	434.9	2.5%

Total	$18,797.3	100.0%	$18,301.9	100.0%	$18,515.6	100.0%	$18,326.9	100.0%	$18,459.9	100.0%	$18,100.9	100.0%	$17,514.4	100.0%

RATINGS* OF DEBT SECURITIES PORTFOLIO, BY CARRYING VALUE

AAA/Aaa	$2,613.7	17.4%	$2,431.4	16.3%	$2,359.5	15.6%	$2,636.4	16.5%	$2,551.1	15.6%	$2,442.5	15.7%	$2,526.5	16.1%
AA/Aa	7,801.9	51.9%	7,327.7	49.0%	7,542.2	49.9%	7,606.0	47.5%	8,077.3	49.4%	7,942.4	50.9%	8,123.3	51.6%
A/A	3,247.8	21.6%	3,508.5	23.5%	3,660.2	24.2%	4,031.8	25.2%	4,042.2	24.7%	3,948.4	25.3%	4,044.9	25.7%
BBB/Baa	1,253.0	8.3%	1,387.0	9.3%	1,285.2	8.5%	1,456.7	9.1%	1,430.4	8.8%	1,108.7	7.1%	892.5	5.7%
BB / Ba	24.3	0.2%	55.1	0.4%	62.0	0.4%	59.7	0.4%	68.3	0.4%	33.5	0.2%	15.3	0.1%
B	16.3	0.1%	81.6	0.5%	52.8	0.3%	55.2	0.3%	42.4	0.3%	4.8	0.0%	5.1	0.0%
CCC	46.3	0.3%	47.9	0.3%	49.4	0.4%	45.8	0.3%	43.5	0.3%	40.6	0.3%	40.4	0.3%
CC	26.7	0.2%	27.1	0.2%	28.3	0.2%	27.9	0.2%	19.3	0.1%	17.7	0.1%	19.4	0.1%
Below CC	4.8	0.0%	5.1	0.0%	5.4	0.0%	5.3	0.0%	15.0	0.1%	13.3	0.1%	13.8	0.1%
Not rated	6.3	0.0%	72.7	0.5%	65.5	0.5%	74.7	0.5%	47.0	0.3%	44.9	0.3%	52.7	0.3%

	$15,041.1	100.0%	$14,944.1	100.0%	$15,110.5	100.0%	$15,999.5	100.0%	$16,336.5	100.0%	$15,596.8	100.0%	$15,733.9	100.0%

Duration of debt securities portfolio	4.3 years		4.2 years		3.8 years		3.7 years		3.7 years		3.7 years		4.0 years
Average credit quality**	AA-		AA-		AA-		AA-		AA-		AA-		AA-

*	The debt securities portfolio credit quality is measured using the lower of the Standard & Poor’s Ratings Services, Moody’s Investors Services Inc. or Fitch’s Ratings rating.
**	The average debt securities portfolio credit quality is measured by weighting each individual security’s rating, which uses the lower of the Standard & Poor’s Ratings Services, Moody’s Investors Services Inc. or Fitch’s Ratings rating.

ALLEGHANY CORPORATION & SUBSIDIARIES

DEBT SECURITIES PORTFOLIO CREDIT QUALITY*

September 30, 2013

(in millions)

	AAA / Aaa	AA / Aa	A	BBB / Baa	Below BBB / Baa or Not-Rated	Total Carrying Value
U.S. Government obligations	$—	$1,000.5	$—	$—	$—	$1,000.5
Municipal bonds	841.6	4,029.7	1,024.4	79.2	—	5,974.9
Foreign government obligations	465.5	373.3	221.3	—	2.7	1,062.8
U.S. corporate bonds	18.1	258.6	1,024.4	849.5	22.9	2,173.5
Foreign corporate bonds	267.7	471.1	780.7	254.2	3.6	1,777.3
Mortgage and asset-backed securities:
RMBS	32.7	1,436.3	38.5	1.8	82.4	1,591.7
CMBS	450.7	223.1	104.5	67.4	12.8	858.5
Other asset-backed securities	537.4	9.3	54.0	0.9	0.3	601.9

Total debt securities	$2,613.7	$7,801.9	$3,247.8	$1,253.0	$124.7	$15,041.1

Percentage of debt securities	17.4%	51.9%	21.6%	8.3%	0.8%	100.0%

*	The debt securities portfolio credit quality is measured using the lower of the Standard & Poor’s Ratings Services, Moody’s Investors Services Inc. or Fitch’s Ratings rating.

ALLEGHANY CORPORATION AND SUBSIDIARIES

NET INVESTMENT INCOME

(in millions)

	Three Months Ended
	September 30,
	2013	2012

Interest income	$88.4	$88.2
Dividends	13.3	8.3
Investment in Ares Management LLC	2.9	—
Equity in results of Pillar Capital Holdings Limited and related funds	9.4	—
Equity in results of Homesite Group Incorporated	7.7	(2.9)
Equity in results of ORX Exploration, Inc.	(2.3)	(0.9)
Other investment results	1.2	1.5

Total investment income	120.6	94.2

Investment expenses	(5.3)	(3.7)

Net investment income	$115.3	$90.5

Net investment income - after tax*	$94.3	$78.6

	Nine Months Ended
	September 30,
	2013	2012

Interest income	$257.7	$218.2
Dividends	41.1	14.5
Investment in Ares Management LLC	2.9	—
Equity in results of Pillar Capital Holdings Limited and related funds	13.7	—
Equity in results of Homesite Group Incorporated	32.2	9.5
Equity in results of ORX Exploration, Inc.	(1.9)	(4.2)
Other investment results	4.4	8.2

Total investment income	350.1	246.2

Investment expenses	(15.6)	(11.6)

Net investment income	$334.5	$234.6

Net investment income - after tax*	$275.9	$200.3

*	Reflects income tax at a 35.0 percent statutory rate, except for tax-exempt interest income and dividends subject to dividend-received deductions.

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL STATEMENT PORTFOLIO RETURN

(dollars in millions)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Investment income and realized gains*:
Net investment income	$115.3	$100.4	$118.8	$78.4	$90.5	$90.9	$53.2
Net realized investment gains	17.8	27.0	50.9	38.0	12.4	39.5	68.0
Other than temporary impairment losses	(0.7)	(8.9)	(32.3)	—	—	(1.1)	(1.8)

	132.4	118.5	137.4	116.4	102.9	129.3	119.4
Opening net unrealized gains on investment securities*:
Net unrealized gains on debt securities portfolio	$1.6	$354.7	$406.2	$427.6	$224.6	$108.9	$140.6
Net unrealized gains on equity securities portfolio	166.0	152.3	(12.5)	46.8	0.8	114.7	95.3

	167.6	507.0	393.7	474.4	225.4	223.6	235.9

Closing net unrealized gains on investment securities*:
Net unrealized gains on debt securities portfolio	$23.0	$1.6	$354.7	$406.2	$427.6	$224.6	$108.9
Net unrealized gains on equity securities portfolio	292.2	166.0	152.3	(12.5)	46.8	0.8	114.7

	315.2	167.6	507.0	393.7	474.4	225.4	223.6

Increase (decrease) in net unrealized gains on investment securities*:
Increase (decrease) on debt securities portfolio	21.4	(353.1)	(51.5)	(21.4)	203.0	115.7	(31.7)
Increase (decrease) on equity securities portfolio	126.2	13.7	164.8	(59.3)	46.0	(113.9)	19.4

	147.6	(339.4)	113.3	(80.7)	249.0	1.8	(12.3)

Net investment income, realized gains and unrealized gains*	$280.0	$(220.9)	$250.7	$35.7	$351.9	$131.1	$107.1

Opening aggregate invested assets, at fair value	$18,301.9	$18,515.6	$18,326.9	$18,459.9	$18,100.9	$17,514.4	$4,826.8
Closing aggregate invested assets, at fair value	18,797.3	18,301.9	18,515.6	18,326.9	18,459.9	18,100.9	17,514.4

Average invested assets	$18,549.6	$18,408.8	$18,421.3	$18,393.4	$18,280.4	$17,807.7	$11,170.6

Financial statement portfolio return	1.5%	–1.2%	1.4%	0.2%	1.9%	0.7%	1.0%

	Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012

Investment income and realized gains*:
Net investment income	$334.5				$234.6
Net realized investment gains	95.6				119.8
Other than temporary impairment losses	(41.9)				(2.9)

	388.2				351.5
Opening net unrealized gains on investment securities*:
Net unrealized gains on debt securities portfolio	$406.2				$140.6
Net unrealized gains on equity securities portfolio	(12.5)				95.3

	393.7				235.9

Closing net unrealized gains on investment securities*:
Net unrealized gains on debt securities portfolio	$23.0				$427.6
Net unrealized gains on equity securities portfolio	292.2				46.8

	315.2				474.4

Increase (decrease) in net unrealized gains on investment securities*:
Increase (decrease) on debt securities portfolio	(383.2)				287.0
Increase (decrease) on equity securities portfolio	304.7				(48.5)

	(78.5)				238.5

Net investment income, realized gains and unrealized gains*	$309.7				$590.0

Opening aggregate invested assets, at fair value	$18,326.9				$4,826.8
Closing aggregate invested assets, at fair value	18,797.3				18,459.9

Average invested assets	$18,562.1				$11,643.4

Financial statement portfolio return	1.7%				5.1%

*	Before income tax.

ALLEGHANY CORPORATION AND SUBSIDIARIES

ANNUALIZED INVESTMENT BOOK YIELD

(dollars in millions)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Net investment income	$115.3	$100.4	$118.8	$78.4	$90.5	$90.9	$53.2

Opening invested assets:
Debt securities portfolio, at amortized cost	$14,942.5	$14,755.8	$15,593.3	$15,908.9	$15,372.2	$15,625.0	$2,538.9
Equity securities portfolio, at cost	1,661.5	1,852.6	1,436.5	1,457.8	1,046.3	659.2	775.7
Short term investments, at fair value (1)	884.4	757.1	366.0	235.1	1,023.1	571.7	1,096.5
Other invested assets, at carrying value (2)	645.9	643.1	537.4	383.7	433.9	434.9	179.8

	18,134.3	18,008.6	17,933.2	17,985.5	17,875.5	17,290.8	4,590.9

Ending invested assets:
Debt securities portfolio, at amortized cost	$15,018.1	$14,942.5	$14,755.8	$15,593.3	$15,908.9	$15,372.2	$15,625.0
Equity securities portfolio, at cost	1,743.0	1,661.5	1,852.6	1,436.5	1,457.8	1,046.3	659.2
Short term investments, at fair value (1)	949.3	884.4	757.1	366.0	235.1	1,023.1	571.7
Other invested assets, at carrying value (2)	771.7	645.9	643.1	537.4	383.7	433.9	434.9

	18,482.1	18,134.3	18,008.6	17,933.2	17,985.5	17,875.5	17,290.8

Average invested assets	$18,308.2	$18,071.5	$17,970.9	$17,959.4	$17,930.5	$17,583.2	$10,940.9

Investment book yield	0.6%	0.6%	0.7%	0.4%	0.5%	0.5%	0.5%

Annualized investment book yield	2.5%	2.2%	2.6%	1.7%	2.0%	2.1%	1.9%

(1)	Fair value approximates amortized cost.
(2)	Carrying value primarily reflects the equity method of accounting for certain private equity and partnerships, and to a lesser extent, fair value or cost for certain other investments.

ALLEGHANY CORPORATION AND SUBSIDIARIES

LOSS AND LOSS ADJUSTMENT EXPENSE (LAE)

(in millions)

	Nine Months Ended September 30,
	2013	2012

Reserves, beginning of period	$12,239.8	$2,313.0
Less: reinsurance recoverables(1)	1,305.9	831.8

Net reserves, beginning of period	10,933.9	1,481.2

Reserves acquired(2)	—	9,156.1

Incurred loss, net of reinsurance, related to:
Current year	2,043.8	1,594.6
Prior years	(181.4)	(6.8)

Total incurred loss and LAE, net of reinsurance	1,862.4	1,587.8

Paid loss, net of reinsurance, related to:
Current year	228.8	1,324.4
Prior years	1,775.7	285.1

Total paid loss and LAE, net of reinsurance	2,004.5	1,609.5

Foreign exchange effect	(72.0)	(17.1)

Net reserves, end of period	10,719.8	10,598.5
Less: reinsurance recoverables(1)	1,310.5	1,232.3

Reserves, end of period	$12,030.3	$11,830.8

(1)	Reinsurance recoverables in this table include only ceded loss reserves.
(2)	Represents the carrying value of TransRe’s net reserves acquired in the merger. Gross loss reserves and ceded loss reserves as of the completion of the merger on March 6, 2012 were $9,627.8 million and $471.7 million, respectively.

ALLEGHANY CORPORATION AND SUBSIDIARIES

CAPITAL STRUCTURE AND LEVERAGE RATIOS

(in millions)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Capital Structure
Senior Notes	$1,798.7	$1,803.0	$1,807.3	$1,811.5	$1,815.7	$1,819.8	$1,423.9
Total stockholders’ equity attributable to Alleghany stockholders	6,716.5	6,498.4	6,625.3	6,403.8	6,581.1	6,280.1	6,183.1

Total capitalization	$8,515.2	$8,301.4	$8,432.6	$8,215.3	$8,396.8	$8,099.9	$7,607.0

Leverage ratios
Debt to total capitalization	0.2	0.2	0.2	0.2	0.2	0.2	0.2

Closing stockholders’ equity attributable to Alleghany stockholders	$6,716.5	$6,498.4	$6,625.3	$6,403.8	$6,581.1	$6,280.1	$6,183.1

Net premiums written (trailing 12 months)	$4,309.4	$4,318.5	$4,383.7	$3,724.0	$2,874.0	$2,021.4	$1,042.3
Net premiums written (trailing 12 months) to stockholders’ equity	0.6	0.7	0.7	0.6	0.4	0.3	0.2

Total investments and cash	$19,212.0	$18,783.1	$19,090.5	$18,976.4	$19,031.2	$18,505.5	$18,034.7
Total investments and cash to stockholders’ equity	2.9	2.9	2.9	3.0	2.9	2.9	2.9

Reserve for losses and loss expenses	$12,030.3	$12,029.8	$12,051.5	$12,239.8	$11,830.8	$11,720.9	$11,870.3
Deduct: reinsurance recoverable on ceded losses	(1,310.5)	(1,271.0)	(1,269.8)	(1,305.9)	(1,232.3)	(1,237.7)	(1,256.4)

Net reserve for losses and loss expenses	10,719.8	10,758.8	10,781.7	10,933.9	10,598.5	10,483.2	10,613.9
Net reserve for losses and loss expenses to stockholders’ equity	1.6	1.7	1.6	1.7	1.6	1.7	1.7

ALLEGHANY CORPORATION AND SUBSIDIARIES

SHARE REPURCHASE DETAIL - CURRENT YEAR

Period	Total Number of Shares Repurchased	Average Price Paid per Share	Total Number of Shares Repurchased as Part of Publicly Announced Plans or Programs*	Approximate Dollar Value of Shares That May Yet Be Purchased Under the Plans or Programs (in millions)*

January 1 to January 31, 2013	82,599	$350.40	82,599	$253.3
February 1 to February 28, 2013	4,277	364.42	4,277	251.7
March 1 to March 31, 2013	2,875	373.75	2,875	250.7

Total	89,751	$351.82	89,751

April 1 to April 30, 2013	1,503	$374.95	1,503	250.1
May 1 to May 31, 2013	—	—	—	250.1
June 1 to June 30, 2013	21,906	376.59	21,906	241.9

Total	23,409	$376.49	23,409

July 1 to July 31, 2013	—	$—	—	241.9
August 1 to August 31, 2013	—	—	—	241.9
September 1 September 30, 2013	—	—	—	241.9

Total	—	$—	—

*	In October 2012, Alleghany’s Board of Directors authorized the repurchase of shares of our common stock, at such times and at prices as management determines advisable, up to an aggregate of $300.0 million.

ALLEGHANY CORPORATION AND SUBSIDIARIES

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION - CONSECUTIVE QUARTERS

(in millions, except share data)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Net earnings attributable to Alleghany stockholders	$113.2	$113.7	$196.3	$(92.6)	$125.4	$109.3	$560.1
Effect of dilutive securities	—	—	—	—	—	0.1	0.2

Income available to common stockholders for diluted earnings per share	$113.2	$113.7	$196.3	$(92.6)	$125.4	$109.4	$560.3

Weighted average common shares outstanding applicable to basic earnings per share	16,766,192	16,781,461	16,822,056	16,925,994	16,931,811	16,930,548	10,945,269
Effect of dilutive securities	—	—	—	—	—	19,789	28,160

Adjusted weighted average common shares outstanding applicable to diluted earnings per share	16,766,192	16,781,461	16,822,056	16,925,994	16,931,811	16,950,337	10,973,429

ALLEGHANY CORPORATION AND SUBSIDIARIES

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION - YEAR-TO-DATE

(in millions, except share data)

	Nine Months Ended September 30,
	2013	2012

Net earnings attributable to Alleghany stockholders	$423.2	$794.9
Effect of dilutive securities	—	0.2

Income available to common stockholders for diluted earnings per share	$423.2	$795.1

Weighted average common shares outstanding applicable to basic earnings per share	16,792,733	14,943,160
Effect of dilutive securities	—	19,855

Adjusted weighted average common shares outstanding applicable to diluted earnings per share	16,792,733	14,963,015

ALLEGHANY CORPORATION AND SUBSIDIARIES

RETURN ON AVERAGE STOCKHOLDERS’ EQUITY - CONSECUTIVE QUARTERS

(in millions)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Opening stockholders’ equity attributable to Alleghany stockholders	$6,498.4	$6,625.3	$6,403.8	$6,581.1	$6,280.1	$6,183.1	$2,925.7

Closing stockholders’ equity attributable to Alleghany stockholders	6,716.5	6,498.4	6,625.3	6,403.8	6,581.1	6,280.1	6,183.1

Average stockholders’ equity	$6,607.5	$6,561.9	$6,514.6	$6,492.5	$6,430.6	$6,231.6	$4,554.4

Net earnings attributable to Alleghany stockholders	$113.2	$113.7	$196.3	$(92.6)	$125.4	$109.3	$560.1

Return on average stockholders’ equity	1.7%	1.7%	3.0%	–1.4%	2.0%	1.8%	12.3%

Annualized return on average stockholders’ equity	6.9%	6.9%	12.1%	–5.7%	7.8%	7.0%	49.2%

ALLEGHANY CORPORATION AND SUBSIDIARIES

RETURN ON AVERAGE STOCKHOLDERS’ EQUITY - YEAR-TO-DATE

(in millions)

	For the Nine Months Ended September 30,
	2013	2012

Opening stockholders’ equity attributable to Alleghany stockholders	$6,403.8	$2,925.7

Closing stockholders’ equity attributable to Alleghany stockholders	6,716.5	6,581.1

Average stockholders’ equity	$6,560.2	$4,753.4

Net earnings attributable to Alleghany stockholders	$423.2	$794.9

Return on average stockholders’ equity	6.5%	16.7%

Annualized return on average stockholders’ equity	8.6%	22.3%

ALLEGHANY CORPORATION AND SUBSIDIARIES

BOOK VALUE PER SHARE

(in millions, except share and per share data)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Total stockholders’ equity attributable to Alleghany stockholders	$6,716.5	$6,498.4	$6,625.3	$6,403.8	$6,581.1	$6,280.1	$6,183.1

Shares outstanding	16,766,192	16,766,192	16,785,308	16,890,623	16,932,328	16,930,793	16,928,664

Book value per share	$400.60	$387.59	$394.71	$379.13	$388.67	$370.93	$365.24

Quarter-over-Quarter growth	3.4%	–1.8%	4.1%	–2.5%	4.8%	1.6%	6.8%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CATASTROPHE EXPOSURE

The business of our reinsurance and insurance operating units exposes them to losses from various catastrophe events. In a catastrophe event, losses from many insureds across multiple lines of business may result directly or indirectly from such single occurrence. Our reinsurance and insurance operating units take certain measures to mitigate the impact of such events through various means including considering these risks in their underwriting and pricing decisions, purchasing reinsurance, monitoring and modeling accumulated exposures and managing exposure in key geographic zones and product lines that are prone to catastrophic events.

Natural disasters such as hurricanes, other windstorms, earthquakes and other catastrophes have the potential to materially and adversely affect our operating results. Other risks, such as an outbreak of a pandemic disease, a major terrorist event, or a marine and/or aviation disaster, could also have a material adverse effect on our business and operating results. We evaluate catastrophic events and assess the probability of occurrence and magnitude through the use of industry recognized models and other techniques. We supplement these models by judgmentally interpreting and adjusting when appropriate the modeled output and by periodically monitoring the exposure risks of our operations. There is no single standard methodology to project the possible losses from catastrophe exposures. Further, there are no industry standard assumptions used in projecting these losses, and the form and quality of the data obtained from insureds and ceding companies used in these models are not uniformly compatible with the data requirements of all models. The use of different methodologies and assumptions could materially change the projected losses. Therefore, these modeled losses may not be comparable with estimates made by other companies.

Although the analytical tools used to estimate catastrophe exposure are useful in both pricing and monitoring catastrophe risk, the estimates derived by use of these techniques are inherently uncertain and do not reflect our maximum exposures to these events. Although the models are frequently updated, these projections are nevertheless inherently imprecise. It is highly likely that our losses will vary, perhaps materially, from these estimates.

Projections of potential catastrophe losses are typically expressed in terms of the probable maximum loss, or “PML.” We define PML as our anticipated maximum loss (taking into account contract limits) caused by a single catastrophic event at a specified estimated return period affecting a broad contiguous area. These modeled losses are estimated based upon contracts in force at January 1, 2013 for TransRe and July 1, 2012 for RSUI.

The following is an overview of such modeled PMLs from property, engineering, marine and energy exposures and the associated natural perils that we deem most significant. The estimated amount of these modeled losses are presented for both a 100 year return period (having a likelihood of being exceeded in any single year of 1.0 percent), and a 250 year return period (having a likelihood of being exceeded in any single year of 0.4 percent), and are presented in two ways: (i) gross catastrophe losses; and (ii) after-tax net catastrophe costs such as gross losses, net of reinsurance, net reinstatement premiums and taxes. The reduction for reinsurance assumes that all reinsurers fulfill their obligations in accordance with contract terms.

	100 Year Return Period		250 Year Return Period
	Gross Loss	Net Loss	Gross Loss	Net Loss
	(before tax)	(after tax)	(before tax)	(after tax)
	(in billions)

Florida, Wind	$1.2	$0.5	$1.9	$0.8
California, Earthquake	1.0	0.5	1.6	0.7
Northeast U.S., Wind	0.7	0.4	1.5	0.7
Gulf Coast, Wind	0.9	0.4	1.5	0.6
Japan, Earthquake	0.6	0.3	0.8	0.4
Europe, Wind	0.5	0.3	0.7	0.3
Japan, Wind	0.5	0.2	0.6	0.3

“Florida, Wind” and “California, Earthquake” have the highest modeled after-tax net catastrophe costs for a 100 year return period, and “Florida, Wind” has the highest modeled after-tax net catastrophe costs for a 250 year return period. These costs would represent approximately 8 percent and 12 percent, respectively, of total stockholders’ equity attributable to Alleghany stockholders as of December 31, 2012. If multiple severe catastrophic events occur in any one year, or a single catastrophic event affects more than one geographic area, the potential economic cost to us could be materially higher than any one of the amounts shown above.

There is much uncertainty and imprecision in the compilation of these estimates at many stages in the process. Moreover, the makeup of our in-force business is constantly changing as new business is added and existing contracts terminate or expire, including contracts for reinsurance coverage purchased by us. In addition, these estimates take into account what we believe to be the most likely accumulation of territories, but there can be no assurance that we have captured every possible scenario in our analysis. As a result of these factors, among others, there can be no assurance that we will not experience after-tax net catastrophe costs from individual events that will exceed these estimates by a material amount. There also can be no assurance that we will not experience catastrophe events more frequently than the modeled probabilities would suggest. In any given year, catastrophe events could have a material adverse effect on our financial condition, results of operations, cash flows and liquidity.

ALLEGHANY CORPORATION AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

Throughout this Financial Supplement, Alleghany’s results of operations are presented in the way that Alleghany believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use financial information in evaluating Alleghany’s performance. This Financial Supplement includes various “non-GAAP financial measures” under U.S. Securities and Exchange Commission rules and regulations. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for measures of operating performance prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). When such measures are disclosed, reconciliations to the most comparable GAAP measure are provided.

UNDERWRITING PROFIT

Underwriting profit represents net premiums earned less net loss and LAE and commissions, brokerage and other underwriting expenses, all as determined in accordance with GAAP, and does not include net investment income, net realized capital gains, OTTI losses, other income, other operating expenses, amortization of intangible assets or interest expense. Alleghany consistently uses underwriting profit as a supplement to earnings before income taxes, the most comparable GAAP financial measure, to evaluate the performance of its segments and believes that underwriting profit provides useful additional information to investors because it highlights net earnings attributable to a segment’s underwriting performance. Earnings before income taxes may show a profit despite an underlying underwriting loss, and when underwriting losses persist over extended periods, a reinsurance or an insurance company’s ability to continue as an ongoing concern may be at risk. A reconciliation of underwriting profit to earnings before income taxes is presented within “Consolidated Underwriting Results” on pages 10 to 13 of the Financial Supplement.

OPERATING INCOME (AND OPERATING INCOME PER SHARE)

Operating income and operating income per share exclude on an after-tax basis: net realized capital gains; other than temporary impairment losses; gain on bargain purchase; amortization of intangible assets; and merger-related transaction costs, all as determined in accordance with GAAP. Alleghany uses operating income and operating income per share as a supplement to net earnings attributable to Alleghany stockholders and earnings per share, respectively, the most comparable GAAP financial measures, to provide useful additional information to investors by highlighting net earnings and earnings per share attributable to its performance exclusive of non-recurring merger-related impacts, realized investment gains or losses, and impairments. A reconciliation of operating income and operating income per share to net earnings attributable to Alleghany stockholders and earnings per share, respectively, is presented within “Operating Income Reconciliation” on page 30 of the Financial Supplement.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, net investment income for the period, determined in accordance with GAAP, is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Alleghany utilizes and presents annualized investment book yield in order to better disclose the performance of its investments.

ALLEGHANY CORPORATION AND SUBSIDIARIES

OPERATING INCOME RECONCILIATION

(in millions, except share and per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012

Net earnings attributable to Alleghany stockholders	$113.2	$125.4	$423.2	$794.9

Adjustments to net earnings (after tax):
Net realized investment gains	11.6	8.1	62.1	77.9
Other than temporary impairment charges	(0.5)	—	(27.2)	(1.9)
Amortization of intangible assets*	0.5	(47.6)	7.5	(138.7)
Gain on bargain purchase*	—	—	—	494.9
Transaction costs*	—	—	—	(25.5)

	11.6	(39.6)	42.4	406.7

Operating income	$101.6	$165.0	$380.8	$388.2

Weighted average common shares outstanding:
Basic	16,766,192	16,931,811	16,792,733	14,943,160
Diluted	16,766,192	16,931,811	16,792,733	14,963,015

Earnings per share attributable to Alleghany stockholders:
Basic	$6.75	$7.41	$25.20	$53.19
Diluted	6.75	7.41	25.20	53.14

Operating earnings per share data:
Basic	$6.06	$9.74	$22.67	$25.98
Diluted	6.06	9.74	22.67	25.95

*	Merger-related items associated with the merger with TransRe include a gain on bargain purchase resulting from the application of purchase accounting treatment, amortization of intangible assets and transaction costs. Amortization of intangible assets include immaterial amounts of ongoing amortization arising from the acquisition of subsidiaries other than TransRe. With respect to taxes, the gain on bargain purchase did not result in a corresponding increase in income taxes, and certain of the transaction costs incurred were non-deductible.